Exhibit 10.59

AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

        THIS AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into effective as of the 21st day of February, 2001 (the “Effective Date”) by and among ACE CASH EXPRESS, INC., a Texas corporation (the “Borrower”), the lenders party to the Credit Agreement (as defined below) (collectively, together with all successors and assigns, the “Lenders”), WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, a national banking association, as agent for the Lenders (the “Agent”), BANK OF AMERICA, N.A., a national banking association, as syndication agent for the Lenders (the “Syndication Agent”), FIRST UNION NATIONAL BANK, a national banking association (“FUNB”), and THE CHASE MANHATTAN BANK, a national banking association (“Chase”) both as managing agents for the Lenders (FUNB and Chase, in such capacities, are hereby referred to as the “Managing Agents”) (collectively, the Agent, the Syndication Agent and the Managing Agent are referred to as the “Agents”).

PRELIMINARY STATEMENTS

        A.     The Borrower, the Lenders, the Agent, the Syndication Agent and the Managing Agents have entered into that certain Amended and Restated Credit Agreement, dated as of November 9, 2000 (as amended, supplemented or otherwise modified and in effect on the date hereof, the “Credit Agreement”).

        B.     The Credit Agreement permits the Swingline Lenders to make Swingline Loans in accordance with the provisions of Section 2.17 and certain other provisions of the Credit Agreement.

        C.     Subsection (v) of Section 2.17 of the Credit Agreement states that Swingline Loans shall not be outstanding for more than a total of fifteen (15) days during any consecutive twelve (12) month period.

        D.     The Borrower has requested that the Lenders amend Subsection (v) of Section 2.17 of the Credit Agreement to permit Swingline Loans to be outstanding for not more than a total of twenty-five (25) days during any consecutive twelve (12) month period.

        NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

AGREEMENT

ARTICLE I. DEFINITIONS

        SECTION 1.01 Certain Defined Terms. Capitalized terms used in this Amendment are used as defined in the Credit Agreement, as amended hereby, unless otherwise stated.

ARTICLE II. AMENDMENT

        SECTION 2.01 Amendment to Subsection (v) of Section 2.17 — Swingline Loans. Effective as of the Effective Date, Subsection (v) of Section 2.17 of the Credit Agreement is hereby amended so that the reference in such section to “fifteen (15)” shall read “twenty-five (25)”.

ARTICLE III. CONDITIONS PRECEDENT

        SECTION 3.01 Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a) The Lenders shall have received (i) this Amendment, duly executed by the Borrower and the Required Lenders, (ii) a certificate of the Secretary of the Borrower acknowledging (A) that the Borrower’s Board of Directors has adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance by the Borrower of this Amendment, and (B) the names of the officers of the Borrower authorized to sign this Amendment together with specimen signatures of such officers, (iii) a Consent and Ratification of the existing Guaranty Agreements, substantially in the form of Exhibit G to the Credit Agreement, executed by each Guarantor, and (iv) such additional documents, instruments and information as the Agents or any Lender may reasonably request;

(b) The representations and warranties contained herein and in the Credit Agreement, as amended hereby, and the other Credit Documents shall be true and correct in all material respects as of the date hereof, as if made on the date hereof (except insofar as such representations and warranties relate expressly to an earlier date);

(c) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing; and

(d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to the Agents and the Required Lenders and their legal counsel.

ARTICLE IV. REPRESENTATIONS AND WARRANTIES

        SECTION 4.01 Representations and Warranties. The Borrower hereby represents and warrants to the Agents and the Lenders that (a) the representations and warranties contained in the Credit Agreement, as amended hereby, and in any other Credit Document are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (except insofar as such representations and warranties relate expressly to an earlier date); (b) no Default of Event of Default under the Credit Agreement, as amended hereby, or any other Credit Document has occurred and is continuing; and (c) Borrower is in compliance in all material respects with all covenants and agreements contained in the Credit Agreement, as amended hereby, and in the other Credit Documents.

ARTICLE V. MISCELLANEOUS PROVISIONS

        SECTION 5.01 Ratification of Credit Agreement and Other Credit Documents. Except as expressly provided herein, (i) the Credit Agreement and all other Credit Documents shall remain unmodified and in full force and effect as supplemented and amended hereby, and (ii) the Borrower hereby affirms all the provisions of the Credit Agreement, as amended hereby, and the other Credit Documents.

        SECTION 5.02 Confirmation of the Security Documents. The Borrower hereby acknowledges and confirms that the Collateral (as defined in the Security Documents) continues to secure the Liabilities (as defined in the Security Documents), including those arising under the Credit Agreement, as amended hereby.

        SECTION 5.03 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

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        IN WITNESS WHEREOF, this Amendment has been executed as of the date first above written.

BORROWER:

ACE CASH EXPRESS, INC.

By:

Name:

Title:

AGENT:

WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION

By:	Richard A. Ziegner Vice President

SYNDICATION AGENT:

BANK OF AMERICA, N.A.

By:

Name:

Title:

MANAGING AGENTS:

THE CHASE MANHATTAN BANK

By:

Name:

Title:

FIRST UNION NATIONAL BANK

By:

Name:

Title:

LENDERS:

WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION

By:	Richard A. Ziegner Vice President

BANK OF AMERICA, N.A.

By:

Name:

Title:

THE CHASE MANHATTAN BANK

By:

Name:

Title:

FIRST UNION NATIONAL BANK

By:

Name:

Title:

NATIONAL CITY BANK

By:

Name:

Title:

HIBERNIA NATIONAL BANK

By:

Name:

Title:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By:

Name:

Title:

FIRST AMERICAN BANK, SSB

By:

Name:

Title: